UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

Amesite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39553	82-3431717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

607 Shelby Street Suite 700 PMB 214 Detroit, MI	48226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 876-8130

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	AMST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Bonus

On September 30, 2020, the Compensation Committee of the board of directors of Amesite Inc. (“Amesite” or the “Company”) approved the payment of a bonus in the amount of $200,000 to Ann Marie Sastry, Ph.D., Chief Executive Officer of the Company, to be paid in accordance with the Company’s customary payroll practices. The bonus is in consideration of Dr. Sastry’s achievement of certain performance-based milestones during the fiscal year ended June 30, 2020 and for her efforts in connection with the Company’s recently completed initial public offering.

 Item 7.01 Regulation FD Disclosure.

On October 1, 2020, the Company issued a blog post. A copy of the blog post is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Amesite investors and others should note that the Company announces material information to the public about the Company through a variety of means, including Amesite’s website, press releases, Securities and Exchange Commission filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. The Company encourages investors and others to review the information it makes public in the locations below as such information could be deemed to be material information. Please note that this list may be updated from time to time.

For more information on Amesite, please visit: amesite.com

For more information for Amesite investors, please visit: amesite.com/investor-relations

For additional information, please follow the Company’s Twitter account: @AmesiteInc or its LinkedIn profile: linkedin.com/company/amesiteinc

Item 9.01  Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Blog post, dated October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

Date: October 2, 2020	By:	/s/ Ann Marie Sastry, Ph.D.
Ann Marie Sastry, Ph.D.
Chief Executive Officer